UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 30, 2006 (August 29, 2006)

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Cendant Corporation
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

(212) 413-1800
(Registrant's telephone number, including area code)

None
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

A copy of Cendant’s press release, dated August 29, 2006, announcing that (i) Cendant has received stockholder approval to change its name to Avis Budget Group, Inc. and to effectuate a one-for-ten reverse stock split, and (ii) Cendant has called for redemption all $63 million of its remaining notes due 2008, 2010, 2013 and 2015, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
99.1	Press Release of Cendant Corporation, dated August 29, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CENDANT CORPORATION

By:	/s/ Jean M. Sera
Jean M. Sera Senior Vice President and Secretary

Date: August 30, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Cendant Corporation, dated August 29, 2006